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                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO

                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the amendment to Quarterly Report of Summit Brokerage Services, Inc. (the "Company") on Form 10-QSB/A for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Marshall T. Leeds, as Chairman and Chief Executive Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                         /s/ Marshall T. Leeds
                                         ---------------------------------------
                                         Marshall T. Leeds
                                         Chairman and Chief Executive Officer
                                         February 6, 2004

A signed original of this written statement required by Section 906 has been provided to Summit Brokerage Services, Inc. and will be retained by Summit Brokerage Services, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.